                                                                    EXHIBIT 10.9

                           THE WILLIAM CARTER COMPANY
                              CARTER HOLDINGS, INC.
                           CARTER'S IMAGINATION, INC.
                           CARTER'S DE SAN PEDRO, INC.
                                 The Proscenium
                       1170 Peachtree Street NE, Suite 900
                                Atlanta, GA 30309

                                AMENDMENT NO.1 OF
                          CREDIT AND GUARANTY AGREEMENT

                                                        March 27, 2002

FLEET NATIONAL BANK
 as Administrative Agent under the
 Credit Agreement defined herein
100 Federal Street
Boston, Massachusetts 02110

Ladies and Gentlemen:

     Each of the William Carter Company (the "COMPANY") and Carter Holdings, Inc. ("HOLDINGS"), each Massachusetts corporation, and Carter's De San Pedro, Inc. and Carter's Imagination, Inc., each a Delaware corporation, hereby agrees with you as follows:

1. REFERENCE TO CREDIT AGREEMENT AND DEFINITIONS. Reference is made to the Credit and Guaranty Agreement dated as of August 15, 2001 among the Company, Holdings, certain subsidiaries of the Company, as Guarantors, the Lenders from time to time party thereto, Goldman Sachs Credit Partners L.P., as Lead Arranger, Book Runner, and as Syndication Agent, Fleet National Bank, as Administrative Agent and as Collateral Agent, and BNP Paribas, as Documentation Agent (the "CREDIT AGREEMENT"). Terms defined in the Credit Agreement and not otherwise defined herein are used herein with the meanings so defined.

2. RECITAL. The Company has advised the Lenders that it desires certain amendments to the Credit Agreement in order to permit directors of the Company and/or Holdings to invest cash in Holdings without causing the Company to prepay the Loans or reduce the Revolving Commitments. The Requisite Lenders have agreed to amend the relevant provision of the Credit Agreement.

3. AMENDMENTS. The Credit Agreement is hereby amended, effective as of the date hereof, as follows:

     3.1 Section 2.14(c) of the Credit Agreement is amended to read in its entirety as follows:

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          (c)  ISSUANCE OF EQUITY SECURITIES. On the date of receipt by
     Holdings of any Cash proceeds from a capital contribution to, or the issuance of any Capital Stock of, Holdings (other than (i) pursuant to any employee stock or stock option compensation plan, (ii) in connection with Permitted Acquisitions, or (iii) up to an aggregate of $2,500,000 of proceeds from (a) the issuance of any Capital Stock to directors of Holdings and/or the Company and (b) pursuant to any stock option compensation plan to directors of Holdings and/or the Company), Company shall prepay the Loans and/or the Revolving Commitments shall be permanently reduced as set forth in Section 2.15(b) in an aggregate amount equal to 50% of such proceeds, net of underwriting discounts and commissions and other reasonable costs and expenses associated therewith, including reasonable legal fees and expenses.

4. REPRESENTATIONS AND WARRANTIES. In order to induce you to enter into this amendment, the Company and Holdings hereby represent and warrant that (i) each of the representations and warranties contained in Section 4 of the Credit Agreement is true and correct on the date hereof, except for representations and warranties that speak as of a specific date in which they were true and correct on such earlier date and (ii) after giving effect to this amendment no Default or Event of Default under the Credit Agreement shall have occurred and be continuing.

5. MISCELLANEOUS. Except as expressly modified by this amendment, the Credit Agreement and each of the other Credit Documents are and remain unchanged and in full force and effect. This amendment may be executed in any number of counterparts, which together shall constitute one instrument, shall be Credit Document, shall be governed by and construed in accordance with the laws of the State of New York (without giving effect to the conflict of laws rules of any jurisdiction) and shall bind and inure to the benefit of the parties hereto and their respective successors and assigns.

     If the foregoing corresponds with your understanding of our agreement, please sign this letter and the accompanying copies thereof in the appropriate space below and return the same to the undersigned. This letter shall become a binding agreement among each of the Lenders and the Agent when both the Company and the Agent shall have one or more copies hereof executed by each of the Company and the Agent on behalf of the Requisite Lenders.


                                        2
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                                       Very truly yours,

                                   THE WILLIAM CARTER COMPANY
                                   CARTER HOLDINGS, INC.


                                   By: /s/ Michael D. Casey
                                       ----------------------
                                       Name:  Michael D. Casey
                                       Title: Senior Vice President & CFO


                                   CARTER'S DE SAN PEDRO, INC.
                                   CARTER'S IMAGINATION, INC.


                                   By: /s/ Michael D. Casey
                                       ----------------------
                                       Name: Michael D. Casey
                                       Title: Senior Vice President & CFO


                                       S-1
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                                   FLEET NATIONAL BANK,
                                   as Administrative Agent, Collateral Agent,
                                   Swing Line Lender, Issuing Bank and a Lender

                                   BY: /s/ [ILLEGIBLE]
                                       ----------------
                                       Name: [ILLEGIBLE]
                                       Title: V.P.


                                       S-2
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                                   GOLDMAN SACHS CREDIT PARTNERS L.P.
                                   as Lead Arranger, Syndication Agent and a
                                   Lender

                                   By: /s/ [ILLEGIBLE]
                                       -----------------
                                       Authorized Signatory


                                       S-3
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                                   ARCHIMEDES FUNDING IV (CAYMAN), LTD.,
                                   by: ING Capital Advisors LLC, as Collateral
                                   Manager

                                   By: /s/ John J. D'Angelo
                                       ----------------------
                                       Name: John J. D'Angelo
                                       Title: Vice President


                                       S-8
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                                   ARCHIMEDES FUNDING III, LTD.,
                                   by: ING Capital Advisors LLC, as Collateral
                                   Manager


                                   By: /s/ John J. D'Angelo
                                       --------------------------
                                       Name: John J. D'Angelo
                                       Title: Vice President


                                       S-9
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                                   Ares V CLO LTD.


                                   By: Ares CLO GP V, LLC
                                       Its Managing Member


                                   By: /s/ Seth J. Brufsky
                                       ---------------------
                                   Name:  Seth J. Brufsky
                                   Title: Vice President

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                                   BLACK DIAMOND INTERNATIONAL FUNDING LTD.,


                                   By: /s/ Alan Corkish
                                       -------------------
                                       Name:  Alan Corkish
                                       Title: Director


                                      S-12
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                                   BNP PARIBAS,


                                   By: /s/ Cecile Scherer
                                       ---------------------
                                       Name:     CECILE SCHERER
                                       Title:       Director
                                               Merchant Banking Group

                                   By: /s/ Richard Cushing
                                       ---------------------
                                       Name:
                                       Title:


                                      S-13
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                                   CIT LENDING SERVICES
                                   CORPORATION (ILLINOIS),


                                   By: /s/ John P. Sirico, II
                                       -----------------------
                                       Name: John P. Sirico, II
                                       Title: Vice President

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                                   By: Denali Capital LLC, managing member of DC
                                   Funding Partners LLC, collateral manager for, DENALI CAPITAL CLO I, LTD.,

                                       Denali Capital LLC, managing member of
                                       DC Funding Partners LLC, portfolio
                                       manager for DENALI CAPITAL CLO I,
                                       LTD.


                                    By: /s/ John Thacker
                                        ------------------
                                        Name: John Thacker
                                        Title: Chief Credit Officer

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                                   DRYDEN HIGH YIELD CDO 2001-I,
                                   By: Prudential Investment Management,
                                   Inc., as attorney -in-fact.

                                   By: /s/ Jill Baum
                                       ---------------
                                       Name: Jill Baum
                                       Title: Vice President.

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                                   FLAGSHIP CLO II,


                                   By: /s/ [ILLEGIBLE]
                                       -----------------
                                       Name: [ILLEGIBLE]
                                       Title: As attorney in Fact

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                                   FLAGSHIP CLO-2001-1,
                                   By: Flagship Capital Mgt, Inc

                                   By: /s/ [ILLEGIBLE]
                                       -----------------
                                       Name: [ILLEGIBLE]
                                       Title: Director

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                                   FRANKLIN CLO II, LIMITED,
                                   as Documentation Agent and a Lender


                                   By: /s/ [ILLEGIBLE]
                                       -----------------
                                       Name:
                                       Title:


                                      S-20
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                                   FRANKLIN FLOATING RATE DAILY
                                   ACCESS FUND


                                   By: /s/ [ILLEGIBLE]
                                       -----------------
                                       Name:
                                       Title:


                                      S-21
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                                   FRANKLIN FLOATING RATE MASTER
                                   SERIES,


                                   By: /s/ [ILLEGIBLE]
                                       -----------------
                                       Name:
                                       Title:


                                      S-22
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                                   FRANKLIN FLOATING RATE TRUST,


                                   By: /s/ [ILLEGIBLE]
                                       -----------------
                                       Name:
                                       Title:


                                      S-23
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                                   GMAC BUSINESS CREDIT, LLC,
                                   as a Lender


                                   By: /s/ Mathew Leighton
                                       ---------------------
                                       Name: Mathew Leighton
                                       Title: Vice President


                                      S-24
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                                   Sankaty Advisors, LLC as Collateral
                                   Manager for Great Point CLO 1999-1
                                   LTD., as Term Lender



                                   By: /s/ Diane J. Exter
                                      ---------------------
                                       Name:    DIANE J. EXTER
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER


                                      S-25
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                                   HARBOUR TOWN FUNDING TRUST


                                   By: /s/ Ann E. Morris
                                       -------------------
                                       Name:  ANN E. MORRIS
                                       Title: AUTHORIZED AGENT


                                      S-27
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                                   JUPITER FUNDING TRUST,
                                   as a Lender

                                   By: /s/ Ann E. Morris
                                       -------------------
                                       Name:  ANN E. MORRIS
                                       Title: AUTHORIZED AGENT

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                                   KZH CNC LLC


                                   By: /s/ Anthony Iarrobino
                                       -----------------------
                                       Name:  ANTHONY IARROBINO
                                       Title: AUTHORIZED AGENT

                                   ENDURANCE CLO 1, LTD.,
                                   by: ING Capital Advisors LLC, as Portfolio
                                   Manager



                                   By: /s/ John J. D'Angelo
                                       ----------------------
                                       Name: John J. D'Angelo
                                       Title: Vice President

                                   KZH ING-2 LLC


                                   By:
                                       ----------------------
                                       Name:
                                       Title:

                                   KZH ING-3 LLC


                                   By:
                                       ----------------------
                                       Name:
                                       Title:

                                   KZH ING-1 LLC


                                   By:
                                       ----------------------
                                       Name:
                                       Title:

                                   KZH ING-2 LLC


                                   By:
                                       ----------------------
                                       Name:
                                       Title:

                                   KZH ING-3 LLC


                                   By: /s/ Anthony Iarrobino
                                       ----------------------
                                       Name:  ANTHONY IARROBINO
                                       Title: AUTHORIZED AGENT

                                   KZH PONDVIEW LLC


                                   By: /s/ Anthony Iarrobino
                                       ------------------------
                                       Name: ANTHONY IARROBINO
                                       Title: AUTHORIZED AGENT


                                   KZH RIVERSIDE LLC


                                   By:
                                       ------------------------
                                       Name:
                                       Title:

                                   KZH WATERSIDE LLC


                                   By:
                                       ------------------------
                                       Name:
                                       Title:


                                      S-32
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                                   KZH PONDVIEW LLC


                                   By:
                                       ------------------------
                                       Name:
                                       Title:


                                   KZH RIVERSIDE LLC


                                   By: /s/ Anthony Iarrobino
                                       ------------------------
                                       Name: ANTHONY IARROBINO
                                       Title: AUTHORIZED AGENT


                                   KZH WATERSIDE LLC


                                   By:
                                       ----------------------
                                       Name:
                                       Title:

AMENDMENT TO
CREDIT AND GUARANTY AGREEMENT                                          EXECUTION

                                   KZH PONDVIEW LLC


                                   By:
                                       ----------------------
                                       Name:
                                       Title:

                                   KZH RIVERSIDE LLC


                                   By:
                                       ----------------------
                                       Name:
                                       Title:


                                   KZH WATERSIDE LLC


                                   By: /s/ Anthony Iarrobino
                                       ----------------------
                                       Name: ANTHONY IARROBINO
                                       Title: AUTHORIZED AGENT


                                      S-32
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                                   LAGUNA FUNDING TRUST


                                   By: /s/ Ann E. Morris
                                       ----------------------
                                       Name:  ANN E. MORRIS
                                       Title: AUTHORIZED AGENT


                                      S-33
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                                   LONG LANE MASTER TRUST IV,
                                   By: Fleet National Bank as Trust
                                       Administrator


                                   By: /s/ [ILLEGIBLE]
                                       ----------------------
                                       Name: [ILLEGIBLE]
                                       Title:


                                      S-36
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                                   NEMEAN CLO, LTD.,
                                   by: ING Capital Advisors LLC, as Investment
                                       Manager


                                   By: /s/ John J. D'Angelo
                                       ---------------------
                                       Name: John J. D'Angelo
                                       Title: Vice President

                                   ING-ORYX CLO, LTD.,
                                   by: ING Capital Advisors LLC, as Collateral
                                   Manager


                                   By: /s/ John J. D'Angelo
                                       ---------------------
                                       Name: John J. D'Angelo
                                       Title: Vice President


                                      S-43
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                                   ING PRIME RATE TRUST,
                                   by: ING Pilgrim Investments, LLC as its
                                   investment Manager (Taxpayer
                                   ID # 95-687-4587).


                                   By: /s/ Brian S. Horton
                                       ---------------------
                                       Name: Britan S. Horton
                                       Title: Vice President


                                      S-44
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                                   ING SENIOR INCOME FUND,
                                   by: ING Pilgrim Investments, LLC as its
                                   investment Manager (Taxpayer
                                   ID # 95-687-4587).

                                   By: /s/ Brian S. Horton
                                       ---------------------
                                       Name: Brian S. Horton
                                       Title: Vice President

                                   Sankaty Advisors, LLC as Collateral
                                   Manager for Race Point CLO, Limited,
                                   as Term Lender

                                   By: /s/ Diane J. Exter
                        `              ----------------------
                                       Name:    Diane J. Exter
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER


                                      S-47
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                                   RIVIERA FUNDING LLC,


                                   By: /s/ Ann E. Morris
                                       ----------------------
                                       Name:     ANN E. MORRIS
                                       Title: ASST. VICE PRESIDENT

                                   Sankaty High Yield Partners III. L.P


                                   By: /s/ Diane J. Exter
                                       --------------------
                                       Name:   DIANE J. EXTER
                                       Title: MANAGING DIRECTOR
                                              PORTFOLIO MANAGER

                                   SENECA CBO IV, LIMITED,


                                   By: /s/ Charles Diche
                                       --------------------
                                       Name: Charles Diche
                                       Title: Portfolio Manager

                                   SEQUILS-ING I (HBDGM), LTD.,
                                   by: ING Capital Advisors LLC, as Collateral
                                   Manager


                                   By:  /s/ John J. D'Angelo
                                       -----------------------
                                       Name: John J. D'Angelo
                                       Title: Vice President


                                      S-56
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                                   SKM-LIBERTYVIEW CBO I LIMITED,


                                   By: /s/ Kenneth C. Klegar
                                       -----------------------
                                       Name:   Kenneth C. Klegar
                                       Title: Authorized Signatory


                                      S-58
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                                   STEIN ROE FLOATING RATE LIMITED
                                   LIABILITY COMPANY,


                                   By: /s/ James R. Fellows
                                       ----------------------
                                       Name:  James R. Fellows
                                       Title: Senior Vice President
                                              Stein Roe & Famham Incorporated,
                                              as Advisor to the Stein Roe
                                              Floating Rate Limited Liability
                                              Company


                                      S-60
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                                   SWISS LIFE US RAINBOW LIMITED,
                                   by: ING Capital Advisors LLC, as Investment
                                   Manager


                                   By: /s/ John J. D'Angelo
                                       ----------------------
                                       Name:  John J. D'Angelo
                                       Title: Vice President

                                   THE ING CAPITAL SENIOR SECURED
                                   HIGH INCOME HOLDINGS FUND, LTD.,
                                   by: ING Capital Advisors LLC, as Investment
                                   Manager


                                   By: /s/ John J. D'Angelo
                                       -----------------------
                                       Name:  John J. D'Angelo
                                       Title: Vice President

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                                   THE PROVIDENT BANK,


                                   By: /s/ Christopher B. Gribble
                                       ----------------------------
                                       Name:  CHRISTOPHER B. GRIBBLE
                                       Title: VICE PRESIDENT

                                   TORONTO DOMINION (NEW YORK), INC.,


                                   By: /s/ Susan K. Strong
                                       ---------------------
                                       Name:  Susan K. Strong
                                       Title: Vice President

                                   TRANSAMERICA BUSINESS CAPITAL
                                   CORPORATION,


                                   By: /s/ Stephen K. Goetschius
                                       ---------------------------
                                       Name:  Stephen K. Goetschius
                                       Title: Senior Vice President

                                   VAN KAMPEN
                                   SENIOR INCOME TRUST
                                   By: Van Kampen Investment Advisory Corp.


                                   By: /s/ Darvin D. Pierce
                                       -----------------------
                                       Name:   DARVIN D. PIERCE
                                       Title: EXECUTIVE DIRECTOR

                                   VAN KAMPEN PRIME RATE INCOME
                                   TRUST,


                                   By: /s/ Darvin D. Pierce
                                       ----------------------
                                       Name:   DARVIN D. PIERCE
                                       Title: EXECUTIVE DIRECTOR

                                   VAN KAMPEN SR FLOATING RATE FUND,


                                   By: /s/ Darvin D. Pierce
                                       ----------------------
                                       Name:   DARVIN D. PIERCE
                                       Title: EXECUTIVE DIRECTOR

                                   WINGED FOOT FUNDING TRUST,


                                   By: /s/ Ann E. Morris
                                       -------------------
                                       Name:  ANN E. MORRIS
                                       Title: AUTHORIZED AGENT


                                      S-70